Exhibit 10.3

Lock-Up Agreement

February __, 2025

Velo3D, Inc.

2710 Lakeview Court,

Fremont, California 94538

Re: Warrant Exchange Agreements

Ladies and Gentlemen:

The undersigned understands that on February __, 2025, Velo3D, Inc. (the “Company”) entered into Warrant Exchange Agreements (“Warrant Exchange Agreements”) with certain holders of warrants (the “Warrants”) to purchase shares of the Company’s Common Stock, par value $0.00001 per share (the “Common Stock”), pursuant to which such holders agreed to exchange an aggregate of [●] Warrants for an aggregate of [●] shares of Common Stock (the “Exchange”). The undersigned also understands that the closing of the Exchange is conditioned on the entry by the Company into a lock-up agreement in the form of this this lock-up letter agreement (the “Lock-Up Agreement”) with each of the Company’s executive officers and directors.

In consideration of the execution of the Warrant Exchange Agreements, and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the undersigned hereby irrevocably agrees that he or she will not, directly or indirectly, (a) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction that is designed to, or could reasonably be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock; (b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; (c) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company; or (d) publicly disclose the intention to do any of the foregoing, in each case for a period commencing on the date hereof and ending forty-five (45) days after the date hereof (such 45-day period, the “Lock-Up Period”).

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The foregoing paragraph shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in the open market after the completion of the Exchange, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transactions; (b) bona fide gifts of shares of Common Stock or any security convertible into or exercisable for Common Stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s immediate family (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin), or affiliates of the undersigned; (c) any transfer of shares of Common Stock or any security convertible into or exercisable for Common Stock by will or intestate succession upon the death of the undersigned; (d) transfer of shares of Common Stock or any security convertible into or exercisable for Common Stock to an immediate family member or any trust, limited partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned; provided that, in the case of clauses (b), (c) and (d) above, it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period; and (iii) the undersigned notifies the Company at least two (2) business days prior to the proposed transfer or disposition; (e) the transfer of shares to the Company to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, conversion, vesting, settlement, lapse of substantial risk of forfeiture, or other similar taxable event, in each case on a “cashless” or “net exercise” basis (which, for the avoidance of doubt shall not include “cashless” exercise programs involving a broker or other third party); (f) the sale into the market of shares to satisfy withholding obligations for any equity award granted pursuant to the terms of the Company’s stock option/incentive plans, such as upon exercise, conversion, vesting, settlement, lapse of substantial risk of forfeiture, or other similar taxable event, in each case pursuant to “sale to cover” transactions; provided that as a condition of any transfer pursuant to clause (e) or (f), that if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock during the Lock-Up Period, the undersigned shall include a statement in such report, and if applicable an appropriate disposition transaction code, to the effect that such transfer is being made as a share delivery or forfeiture in connection with a net value exercise, or as a forfeiture or sale of shares solely to cover required tax withholding, as the case may be; (g) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock pursuant to a bona fide third party tender offer made to all holders of the Common Stock, merger, consolidation or other similar transaction involving a change of control (as defined below) of the Company, including voting in favor of any such transaction or taking any other action in connection with such transaction, provided that in the event that such merger, tender offer or other transaction is not completed, the Common Stock and any security convertible into or exercisable or exchangeable for Common Stock shall remain subject to the restrictions set forth herein; (h) the conversion or vesting of equity awards, the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to any shares of Common Stock issued upon such vesting, exercise or conversion; (i) the pledge of shares of Common Stock or any security convertible into or exercisable for Common Stock as collateral to secure the obligations under any bona fide borrowing; provided that, it shall be a condition to any such pledge that the pledgee agrees that upon foreclosure on such pledged securities, the pledgee will be bound by the terms of this Lock-Up Agreement to the same extent as if the pledgee were a party hereto; (j) the establishment of any, or the continued use of any existing, contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act (as in effect at the time of establishment); provided, however, that except for already existing plans, no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period; provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan; and (k) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s shares of Common Stock, provided that no transfer of the undersigned’s shares of Common Stock registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s shares of Common Stock during the Lock-Up Period. For purposes of clause (g) above, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, purchase, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company.

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The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this Lock-Up Agreement except in compliance with this Lock-Up Agreement.

The undersigned understands that the Company will proceed with the Exchange in reliance on this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. This Lock-Up Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. This Lock-Up Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any copy so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The undersigned hereby represents and warrants that he or she has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of thereof.

[Signature page follows]

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Very truly yours,

(Name)

(Signature)

Address:

ACKNOWLEDGED

VELO3D, INC.

By:
Name:
Title:

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